SUPPLEMENT DATED JUNE 24, 2019

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM SMALL-CAP

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Summary Prospectus for Pacific FundsSM Small-Cap dated August 1, 2018, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  The changes within this supplement are effective June 28, 2019.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Pacific Life Fund Advisors LLC, the investment adviser, has determined to reduce its management fee, which will have the following impact to the fee table in the Annual Fund Operating Expenses section of the Prospectus:

Pacific Funds Small-Cap: The Management Fee is reduced by 0.10%, from 0.85% to 0.75%, resulting in the decreases to Total Annual Fund Operating Expenses below:

	Prior to 6/28/19	Effective 6/28/19
Total Annual Fund Operating Expenses
Class A	1.89%	1.79%
Class C	2.64%	2.54%
Advisor Class	1.64%	1.54%
Total Annual Fund Operating Expenses After Expense Reimbursement
Class A	1.30%	1.20%
Class C	2.05%	1.95%
Advisor Class	1.05%	0.95%